UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

Energy Recovery, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr., San Leandro, CA 94577
(Address of Principal Executive Offices) (Zip Code)

510-483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ERII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On May 6, 2026, Energy Recovery, Inc. (the “Company”) issued an earnings press release announcing its financial results for the first quarter ended March 31, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2026, the Company announced that David Moon, President and Chief Executive Officer of the Company, has notified the Board of Directors (the “Board”) of his intention to retire following the appointment of his replacement. Mr. Moon will remain as President and Chief Executive Officer until a successor is appointed and has committed to support the Company in an advisory capacity during the transition period for as long as is deemed necessary by the Board. The Company has begun a search for Mr. Moon’s successor.

On May 4, 2026, Mike Mancini, Chief Financial Officer of the Company, submitted his resignation to the Company effective as of May 6, 2026. His resignation was accepted by the Company. Mr. Mancini’s decision to resign is not related to any financial or accounting issue or any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On May 6, 2026, the Company announced that Aidan Ryan, 42, has been appointed as the Interim Chief Financial Officer. Mr. Ryan joined the Company in 2024 in his current role as Vice President of Finance. Prior to joining the Company, Mr. Ryan was Head of Finance for two years at Astranis Space Technologies Corp., a telecommunications satellite company where he was instrumental in long-term strategy development and execution to guide profitable growth. Previous roles include private equity and hedge fund investing. Mr. Ryan holds an MBA from the Wharton School at the University of Pennsylvania and a bachelors degree from the University of Michigan.

Mr. Ryan’s compensation as Interim Chief Financial Officer is set forth in that certain offer letter dated, May 4, 2026 (the “Employment Letter”). Pursuant to the terms of the Employment Letter, Mr. Ryan will (i) continue to receive his current base salary of $327,600 and continue to be eligible for an annual bonus from 0%-35%, (ii) receive an additional monthly stipend of $12,000 for the period during which Mr. Ryan serves in the position of Interim Chief Financial Officer, (iii) receive a one-time restricted stock unit award under the Energy Recovery, Inc. 2020 Incentive Plan (the “Incentive Plan”) with a fair value of $215,000. The restricted stock unit award will vest, if at all, over a ten-month period, with 60% vesting on the six-month anniversary of the vesting commencement date, and the remaining 40% vesting ratably on each of the 7, 8, 9, and 10 month anniversary of the vesting commencement date. The vesting commencement date will be May 5, 2026 and the restricted stock unit award will be subject to the terms and conditions of the Incentive Plan, award agreement and notice of grant. The Incentive Plan is filed as Exhibit 10.13 to the Company’s 2025 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2026. Mr. Ryan will remain eligible to participate in the Company’s comprehensive benefits programs. Mr. Ryan’s employment with the Company remains “at will”.

A copy of the Employment Letter is filed hereto as Exhibit 10.1, and is incorporated by reference. The foregoing description of the Employment Letter is subject to, and qualified in its entirety by, the Employment Letter.

There are no family relationships between Mr. Ryan and any of the executive officers or directors of the Company, and there are no arrangements or understandings between Mr. Ryan and any other person pursuant to which he was appointed as an officer of the Company. There are no actual or proposed related party transactions with Mr. Ryan that are reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 8.01    Other Events

On May 6, 2026, the Company announced that the Board of the Company authorized the Company to repurchase up to $25.0 million of outstanding shares of its common stock, $0.001 par value per share, pursuant to a new share repurchase program (the “May 2026 Authorization”). Under the May 2026 Authorization, the Company may repurchase shares through open market trades, block trades and/or privately negotiated transactions, in compliance with applicable state and federal securities laws. The timing and amounts of any purchases will be at management’s discretion and depend on a variety of factors, including business, economic and market conditions, regulatory requirements, prevailing stock prices and other considerations. The share repurchase program does not obligate the Company to acquire any specific number of shares in any period, and may be expanded, extended, modified or discontinued at any time without prior notice. The Company will launch the May 2026 Authorization in the second quarter of fiscal year 2026 and purchases will occur over the next 12 months. The Company expects to fund the repurchases with cash on hand.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
10.1	Offer Letter to Aidan Ryan
99.1	Press release of Energy Recovery, Inc., dated May 6, 2026, to report its financial results for the first quarter ended March 31, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 6, 2026

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
Chief Legal Officer